UNITED STATES SECURITIES AND EXCHANGE COMMISSION	OMB APPROVAL
Washington, D.C. 20549 SCHEDULE 14A	OMB Number: 3235-0059 Expires: May 31, 2009 Estimated average burden hours per response: 87.50

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALDILA, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 13, 2009

To Our Stockholders:

        On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Aldila, Inc., to be held Wednesday, May 13, 2009, at 10:30 a.m. (Pacific daylight time) at the Company's corporate headquarters, 14145 Danielson Street, Suite B, Poway, California 92064. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

        It is important that you vote your shares as soon as possible, either by the phone, by using the Internet, or by mail as explained on the enclosed proxy card, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish.

        On behalf of the Board of Directors, I thank you for your cooperation and I look forward to seeing you on May 13.

Very truly yours,
/s/ PETER R. MATHEWSON Peter R. Mathewson Chairman of the Board

ALDILA, INC.
14145 DANIELSON STREET, SUITE B
POWAY, CALIFORNIA 92064

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2009

TO THE STOCKHOLDERS OF ALDILA, INC.

        Notice is hereby given that the Annual Meeting of Stockholders of Aldila, Inc. (the "Company") will be held at the Company's corporate headquarters, 14145 Danielson Street, Suite B, Poway, California 92064, on Wednesday, May 13, 2009, at 10:30 a.m., (Pacific daylight time), for the following purposes:

        1.     ELECTION OF DIRECTORS.    To elect by vote of the holders of Common Stock a total of five persons to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Board of Directors' nominees are:

Thomas A. Brand	Bryant R. Riley
Peter R. Mathewson	Andrew M. Leitch
Michael J. Sheldon

        2.     APPROVAL OF 2009 EQUITY INCENTIVE PLAN.    To approve the 2009 Aldila, Inc. Equity Incentive Plan.

        3.     APPROVAL OF 2009 OUTSIDE DIRECTOR EQUITY PLAN.    To approve the 2009 Aldila, Inc. Outside Director Equity Plan.

        4.     OTHER BUSINESS.    To consider and act upon such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on March 31, 2009 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN Robert J. Cierzan Secretary
Dated: April 13, 2009

        Whether or not you currently plan to attend the annual meeting in person, please vote by telephone, or by using the Internet or by mail, as instructed on the enclosed proxy card, as promptly as possible. You may revoke your proxy (whether given by telephone, Internet or mail) if you decide to attend the annual meeting and wish to vote your shares in person.

INTERNET AVAILABILITY OF PROXY MATERIALS
*****IMPORTANT NOTICE*****
Regarding the Availability of Proxy Materials for the Annual Shareholders' Meeting
to be held on May 13, 2009
The Proxy Statement and Annual Report to Shareholders are available at
www.proxyvote.com

ALDILA, INC.
14145 DANIELSON STREET, SUITE B
POWAY, CALIFORNIA 92064
(858) 513-1801

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2009

 GENERAL

        This proxy statement is furnished to stockholders of Aldila, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., (Pacific daylight time), on Wednesday, May 13, 2009, at the Company's corporate headquarters, 14145 Danielson Street, Suite B, Poway, California 92064, and any adjournments thereof (the "Annual Meeting" or "Meeting").

        Common stockholders of record as of the close of business on March 31, 2009, will be entitled to vote at the Meeting or any adjournments thereof. As of the record date, the Company had 5,174,183 outstanding shares of Common Stock eligible to vote, each entitled to one vote on all matters to be voted upon. There are no other voting securities of the Company outstanding. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 31, 2008 are being mailed on or about April 17, 2009 to each stockholder entitled to vote at the Meeting.

VOTING AND REVOCATION OF PROXIES

VOTING

        If the enclosed proxy is voted by telephone, using the Internet or executed and returned by mail in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director, FOR the approval of the 2009 Aldila, Inc. Equity Incentive Plan, and FOR the approval of the 2009 Aldila, Inc. Outside Director Equity Plan.

        Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the Meeting will be required for the election of directors; the affirmative vote of a majority of the votes cast at the Meeting will be required for the approval of the 2009 Aldila, Inc. Equity Incentive Plan; the affirmative vote of a majority of the votes cast at the Meeting will be required for the approval of the 2009 Aldila Inc. Outside Director Equity Plan; and the affirmative vote of a majority of the votes cast at the Meeting will be required to act on all other matters to come before the Annual Meeting. An automated system administered by the Company's inspector of election for this meeting tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. With respect to all matters (other than the election of directors), abstentions and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

 REVOCATION

        A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy by mail, or by telephone, or by using the Internet will not prevent a stockholder of record from voting in person at the Annual Meeting if a stockholder of record is present and wishes to do so (but attendance at the meeting will not automatically revoke your proxy). If you are the beneficial owner of shares (your shares are held in "street name") the official stockholder of record must revoke the proxy for your street name shares.

 PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Company's Restated Bylaws give the Board the power to set the number of directors between one and twenty-one. The size of the Company's Board is currently set at five.

        Directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

        Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the nominees are current directors of the Company whose terms end at the 2009 Annual Meeting. Information concerning the nominees for directors is set forth below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK.

 NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

        THOMAS A. BRAND has been a director of the Company since November 1997. Since January 1994, Mr. Brand has been a consultant to the composite materials industry. From 2000 to 2006 he was a director of Reinhold Industries, Inc., a manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. From 1983 to 1992, he was Senior Vice President/General Manager of Fiberite Advanced Materials, a business unit of ICI-PLC. From 1964 to 1983, Mr. Brand served as Vice President/General Manager, Fiberite West Coast Corp., which is a division of Fiberite Corporation. Age: 75.

        PETER R. MATHEWSON has been a director of the Company since January 1997 and has been President, Chief Executive Officer and Chairman of the Board of the Company since January 2000. From 1990 until December 31, 1999, he served as Vice President of the Company (or its predecessors). Since January 1997, Mr. Mathewson has also served as President and Chief Operating Officer of Aldila Golf Corp., the Company's operating subsidiary that conducts its core golf operations. Mr. Mathewson has been with the Company (or its predecessors) since September 1973 and has held various positions, including: plant manager, production manager, shipping and receiving supervisor, and purchasing agent. Age: 58.

        BRYANT R. RILEY has been a director of the Company since May 2003. He is the founder and Chairman of B. Riley & Co., LLC since January 1997. B. Riley & Co., a member of FINRA, provides research and trading ideas primarily to institutional investors. Mr. Riley has also been the General Partner of Riley Investment Management, LLC since 2001. In addition, he is Chairman of Alliance Semiconductor Corp. and on the board of DDI Corp., LLC International, Silicon Storage Technology, TransWorld Entertainment, and privately-held Country Coach. Age: 42.

        ANDREW M. LEITCH is a certified public accountant, a chartered accountant, and a private businessman. He currently serves as a director and audit committee chair of Blackbaud, Inc., (NASDAQ) and Cardium Therapeutics Inc. (AMEX), and on the board of various private companies. From April 2005 through May 2006 he served on the Board of Directors of Wireless Facilities, Inc. where he was a member of the Audit Committee. From March 2006 through April 2007 he served on the Board of Directors of Open Energy, Inc., where he was chair of the Audit Committee. In March 2000 he retired after 22 years as a partner of Deloitte & Touche LLP. He worked primarily in Japan, Singapore and Hong Kong, where he led the opening and subsequently successfully managed that firm's China practice throughout the 1980's. He has previously served on the Board of Directors of other private as well as public entities. Age 65.

        MICHAEL J. SHELDON has been a director of the Company since June 2007. He is a marketing executive. Since 1997 he has been President of Deutsch Los Angeles, the second largest advertising agency in Southern California and the West Coast's only fully integrated agency offering state of the art capabilities in traditional and new media, media planning and buying, direct marketing, customer relationship management and graphic design. He has also held other industry and charitable positions. Age 49.

THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the full Board of Directors and four standing committees: Executive, Audit, Compensation and Nominating. In addition, from time to time special committees may be established under the direction of the Board when necessary to address specific issues.

ATTENDANCE AT BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

        The Board of Directors of the Company held 4 regularly scheduled meetings and 2 special meetings in calendar year 2008. Meetings of committees are discussed below. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and (ii) meetings of all committees held during the period for which he served on those committees. The Company encourages all directors to attend the Annual Meeting of Stockholders. At the Annual Meeting of Stockholders held May 14, 2008 all directors were in attendance, either in person or by telephone.

CERTAIN COMMITTEES OF THE BOARD

        The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee is chaired by Peter R. Mathewson and its other members are Thomas A. Brand, and Bryant R. Riley. The Company anticipates that at the meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the existing members of the Executive Committee will be re-appointed. The Executive Committee held no meetings in calendar year 2008.

        The AUDIT COMMITTEE is currently composed of Andrew M. Leitch, as chairman and "financial expert," Bryant R. Riley, and Thomas A. Brand. The Audit Committee held 6 meetings in calendar year 2008. See "AUDIT COMMITTEE" below for a description of the responsibilities and activities of the Audit Committee and the independence of its membership. The Company anticipates that at the meeting of the Board of Directors immediately following the 2009 Annual Meeting of Stockholders, the existing members of the Audit Committee will be re-appointed.

        The COMPENSATION COMMITTEE is currently composed of Thomas A. Brand, who is the chairman, Bryant R. Riley, Andrew M. Leitch, and Michael J. Sheldon, who joined the Compensation Committee in May 2008. The Compensation Committee held 7 meetings in calendar year 2008. See "COMPENSATION COMMITTEE" below for a description of the responsibilities and activities of the Compensation Committee and the independence of its membership. The Company anticipates that at the meeting of the Board of Directors immediately following the 2009 Annual Meeting of Stockholders, the existing members of the Compensation Committee will be re-appointed.

        The NOMINATING COMMITTEE is currently comprised of Thomas A. Brand, who is chairman, Andrew M. Leitch, Bryant R. Riley, and Michael J. Sheldon, who joined the Nominating Committee in May 2008. Each member of the Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASDAQ rules. The Nominating Committee had one meeting during 2008, to prepare for the 2008 Annual Meeting. It met on March 11, 2009 to prepare for the 2009 Annual Meeting of Stockholders and recommended to the Board of Directors, which has adopted its recommendation, that the nominees for Director named in this proxy be submitted to the stockholders for approval. The Company anticipates that at the meeting of the Board of Directors immediately following the 2009 Annual Meeting of Stockholders, the existing members of the Nominating Committee will be re-appointed.

INDEPENDENCE OF MAJORITY OF DIRECTORS

        The Board of Directors has determined that Messrs. Brand, Riley, Leitch and Sheldon constitute a majority of the Board of Directors, that each is independent under the rules applicable to NASDAQ listed companies, and none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Mr. Mathewson is not considered independent because he currently serves as an executive officer of the Company.

COMPENSATION OF DIRECTORS

        Compensation of the Company's Directors is established by action of the Company's Board of Directors, after consideration by the Compensation Committee. During calendar year 2008 non-employee directors were paid $2,000 per quarter, plus $1,000 for each Board meeting and $500 for each committee meeting attended; the Chair of the Audit Committee was paid $6,000 per year; and the Chair of the Compensation Committee was paid $3,000 per year. The Chair of the Nominating Committee did not receive separate compensation.

        As part of the review of director and executive compensation generally (see COMPENSATION COMMITTEE—PROCESSES AND PROCEDURES FOR EXECUTIVE AND DIRECTOR COMPENSATION below), the Board of Directors changed the compensation structure for non-employee directors and committee chairs effective January 1, 2009. The new director compensation program eliminates per-meeting fees. Non-employee directors now receive a quarterly fee of $7,000; the Audit Committee Chair is paid $9,500 per year; the Compensation Committee Chair is paid $3,500 per year; and the Nominating Committee Chair is paid $2,000 per year.

        Under the Company's 1994 Stock Incentive Plan, non-employee directors received an automatic grant of options to purchase 8,772 shares of the Company's Common Stock upon taking office as a Director, and an additional automatic grant of options to purchase 3,334 shares of the Company's Common Stock on the last trading day in the month of May each year thereafter, provided the director has completed one year of service on such date. Such stock options were granted with an exercise price equal to the average of the high and low price reported for the date they are granted, vesting in three equal, annual installments. The Company made such automatic, non-discretionary stock option grants in May 2008. The Company has not granted any restricted stock or other equity awards to its non-employee directors.

        Under the 2009 Aldila Inc. Outside Director Equity Plan, if approved by the stockholders at this Annual Meeting, non-employee directors will receive an automatic grant of options to purchase 8,772 shares of the Company's Common Stock upon taking office as a Director, and an additional automatic grant of options to purchase 3,334 shares of the Company's Common Stock on the day of the Company's annual stockholders meeting each year after taking office, provided the director has completed six months of service on such date. Such stock options will be granted with an exercise price equal to the closing sales price on the date they are granted, vesting in three equal, annual installments. The 2009 Aldila Inc. Outside Director Equity Plan also provides that the Company may elect to grant restricted stock or restricted stock units to non-employee directors as an automatic, non-discretionary grant. The Company has not made such an election but may do so in the future. If the 2009 Aldila Inc. Outside Director Equity Plan is approved at this meeting, the non-employee directors will receive automatic, non-discretionary stock option grants under the 2009 Aldila Inc. Outside Director Equity Plan at the conclusion of the 2009 Annual Meeting, but no stock options or other awards under the 1994 Stock Incentive Plan.

        The following table presents information regarding the compensation the Company paid to its non-employee Directors during the fiscal year ended December 31, 2008. Mr. Mathewson, our sole employee-director, receives no compensation for his work as a director. His compensation as an employee is discussed in COMPENSATION COMMITTEE—COMPENSATION OF EXECUTIVE OFFICERS.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Thomas A. Brand	24,500	8,368	(3)	1,145	34,013
Andrew M. Leitch	27,000	8,368	(3)	—	35,368
Bryant R. Riley	21,500	8,368	(3)	—	29,868
Michael J. Sheldon	15,000	—		993	15,993

(1)
Option awards are valued at $2.51 per share, which is the fair value as of the grant date determined pursuant to Financial Accounting Standard No. 123 (revised 2004), Share Based Payment (hereafter "FAS 123R").

(2)
We pay the out-of-pocket expenses of our Directors which they incur in connection with attending meetings. We have made no stock awards, no non-equity incentive plan awards, provide no pension or deferred compensation to our Directors and make no charitable contributions on behalf or at the direction of our Directors.

(3)
Includes options to purchase 3,334 shares of stock, made as an automatic, non-discretionary grant pursuant to the Company's 1994 Stock Incentive Plan on the last day of May to members of the Board serving for more than 12 months at the date of grant.

CODE OF ETHICS

        The Company adopted a Code of Business Conduct and Ethics on December 31, 2002 governing its officers, directors and employees, including our Executive Officers. A copy of the Code of Business Conduct and Ethics is available at the Company's website (www.aldila.com).

 PROPOSAL NO. 2—APPROVAL OF THE 2009 ALDILA, INC. EQUITY INCENTIVE PLAN

        On March 11, 2009, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the 2009 Aldila, Inc. Equity Incentive Plan (the "2009 Equity Incentive Plan"). If the 2009 Equity Incentive Plan is approved by the stockholders, it will be registered with the SEC and used for new awards of equity to the officers, employees and consultants and the Company's 1992 Stock Option Plan and 1994 Stock Incentive Plan (as amended) (the "1994 Plan") will terminate and not be available for new awards, although existing awards will remain outstanding according to their terms. The 1994 Plan was last amended by the shareholders approximately 9 years ago and will not be available for new awards after next year. The 1994 Plan will continue to exist so long as awards made under it remain outstanding.

        The 2009 Equity Incentive Plan will be administered by the Board or the Compensation Committee. It permits awards of stock options (incentive or non-statutory), stock appreciation rights, restricted stock, restricted stock units, performance units or performance shares. No awards have yet been made or promised under the 2009 Equity Incentive Plan.

        The maximum total of authorized shares permitted to be awarded under the new plan will be 860,000, plus any awards outstanding under the 1994 Plan that expire or otherwise terminate without being exercised, up to a maximum of 212,853 shares (the number of outstanding awards on March 11, 2009 when the 2009 Equity Incentive Plan was adopted). Awards made under the 2009 Equity Incentive Plan that expire without exercise will return to the plan and may be used to issue new awards. Shares that are used for a cashless exercise or to pay tax withholding amounts will be counted as issued and will not be available for re-issue.

        The maximum number of shares that may be granted subject to a stock option is 25,000, except that an additional 50,000 shares may be the subject of an initial award to an employee joining the Company. The minimum exercise price for options shall be the fair market value of the Company's stock on the date of grant, and may be higher in certain circumstances. The maximum term of any option granted under the new plan will be established in the specific award agreement, provided, however, it may not exceed 7 years, except for options granted to greater than 10% shareholders, for whom the maximum term shall be 5 years. In the event of the death or disability of an optionholder, the option will remain exercisable for no more than 12 months after the date of death. In the event of the termination of employment or other relationship with the Company of an optionholder for other reason, the option will remain exercisable for no more than 3 months after such termination.

        Under existing Federal income tax laws, the grant of options to employees may constitute an Incentive Stock Option (also known as an ISO or "qualified" stock option) if the plan and the option granted under the plan meet certain requirements, including the approval of the plan by the Company's stockholders. The Company believes the new plan, if approved by the stockholders, will meet these requirements. Certain other requirements apply to ISO grants made under an appropriate plan. The Company believes the requirements contained in the plan regarding option grants to employees will allow it to grant ISOs to its employees. Under existing Federal income tax laws, the grant of an ISO generally does not result in taxable income to the optionholder and the Company does not receive a deduction. No ordinary income will be recognized by the optionholder upon the exercise of an ISO. The excess of the fair market value at the time of exercise of the stock received upon the exercise of an ISO over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the Federal "alternative minimum tax" at the date of exercise. If certain requirements, including a holding period for the stock received upon the exercise of an ISO, are met by the optionholder, the difference between the aggregate option price and the amount realized upon disposition of the stock will constitute a capital gain or loss. The Company will be entitled to a Federal income tax deduction only if the stock is disposed of by the optionholder in a "disqualifying disposition" i.e., one occurring within two years of the date of grant or within one year of the date of exercise, in which case the optionholder will recognize ordinary taxable income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of stock at the time of exercise over the aggregate exercise price and (ii) the excess of the amount realized upon disposition of the shares over the option price. The amount of the Company's deduction in such instance will equal the optionholder's ordinary taxable income recognized.

        Options not meeting the requirements of an ISO, including options granted to non-employees, constitute "non-qualified" options. The grant of such an option may result in taxable income if the exercise price is below the fair market value of the Company's stock on the date of grant, however the terms of the 2009 Equity Incentive Plan to not permit the grant of options with an exercise price below the fair market value at the date of grant. Accordingly the Company anticipates that the grant of options to non-employees will generally result in no taxable income at the time of grant. At the time the option is exercised the optionholder will recognize ordinary taxable income equal to the excess of the fair market value of the Company's stock purchased under the option over the aggregate option exercise pride. At the same time, the Company will be entitled to a Federal income tax deduction equal to the same amount. When the shares are subsequently sold the stockholder will recognize capital gain or loss (short term or long term, depending on the holding period) based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of sale.

        Stock appreciation right awards shall also be subject to a 25,000 share maximum, except that an additional 50,000 shares may be the subject of an initial award to an employee joining the Company. Such awards shall not be for less than the fair market value on the date of grant except as permitted by applicable laws and regulations. The maximum term of any award of stock appreciation rights granted under the new plan will be established in the specific award agreement, provided, however, it may not exceed 7 years, subject to the same early termination provisions for death, disability and termination of relationship with the Company as stock options.

        Awards of restricted stock, restricted stock units, performance units and performance shares may be subject to certain limits in the event such awards are intended to be "performance-based compensation" under IRC 162(m).

        The number of shares authorized under the plan, under any outstanding award under the plan, and any limits to awards under the plan, may be adjusted in the event of dividends, stock splits and certain other events. In the event of a change of control, the Administrator may provide for the assumption of awards, the grant of equivalent awards, the termination of awards, the acceleration of vesting of awards, the payment of cash and/or property in exchange for the termination of awards, or any combination of the foregoing. If a successor to the Company fails to assume or substitute equivalent awards, the outstanding awards shall vest and become exercisable or payable. A "change of control" is defined as (i) one person or a group of persons acting together acquires more than 50% of the total voting power of the Company (but not the acquisition of additional stock by a person who already controls more than 50% of the total voting power of the Company), (ii) a majority of the Board is replaced within 12 months if the new directors are not nominated or endorsed by a majority of the existing Board, or (iii) the acquisition by one person or a group of persons acting together if the total gross fair market value of such assets is equal to or more than 50% of the total gross fair market value of all of the assets of the Company (subject to certain exceptions).

        A copy of the 2009 Equity Incentive Plan is attached to this proxy as Exhibit "A" and incorporated herein by this reference.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN.

 PROPOSAL NO. 3—APPROVAL OF 2009 ALDILA, INC. OUTSIDE DIRECTOR EQUITY PLAN

        On March 11, 2009, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the 2009 Aldila, Inc. Outside Director Equity Plan ("2009 Outside Director Equity Plan"). If it is approved by the stockholders it will be registered with the SEC and used for new equity awards to the Company's non-employee directors.

        The Company's existing 1994 Plan provides for automatic grants of stock options to the Company's non-employee (i.e., "outside") directors; an initial option to purchase 8,772 shares upon taking office, and a further grant of 3,334 shares on the last trading day of May each year thereafter if they have been in office for at least 12 months. The exercise price for options automatically granted under the 1994 Plan to non-employee directors is the fair market value of the stock on the day of grant. If the 2009 Equity Incentive Plan (Proposal No. 2) is approved by the Company's stockholders, the 1994 Plan will terminate and not be available for new awards, although existing awards will remain outstanding according to their terms.

        The 2009 Outside Director Equity Plan will provide the Company with the alternative of either (i) automatic grants of stock options, (ii) automatic grants of restricted stock, or (iii) automatic grants of restricted stock units.

        The 2009 Outside Director Equity Plan authorizes awards of up to a total of 100,000 shares of stock. If an option award expires or becomes unexercisable without being exercised in full, the unpurchased shares will be returned to the 2009 Outside Director Equity Plan and become available for reissue. Similarly, if restricted stock awards or restricted stock units forfeit to the Company because they do not vest, the shares attributable to such awards will also be returned to the 2009 Outside Director Equity Plan and be available for new awards. Shares used in a cashless exercise or to pay tax withholding obligations will not be available for new awards.

        Option awards will be automatic and non-discretionary, provided, however, that the Board may determine that certain outside directors are not eligible to receive options for specified periods of time. Upon assuming office a new outside director will receive an option to purchase 8,772 shares of stock, provided, however, that an inside director who becomes an outside director will not receive such an award. Annually thereafter, as of the annual meeting of the Company's stockholders, each outside director will receive an option to purchase 3,334 shares of stock provided they have served as a director for at least 6 months. Each option will have an exercise price of 100% of the fair market value on the date of grant (defined as the closing price that day), a 7 year term, and vest in three equal, annual installments on the anniversary of the date of grant, provided the outside director continues to serve on such date.

        Under existing Federal income tax laws, the grant of options to directors constitutes a "non-qualified" option. The grant of such an option may result in taxable income if the exercise price is below the fair market value of the Company's stock on the date of grant, however the terms of the 2009 Outside Director Equity Plan to not permit the grant of options with an exercise price below the fair market value at the date of grant. Accordingly the Company anticipates that the grant of options to outside directors will result in no taxable income at the time of grant. At the time the option is exercised the optionholder will recognize ordinary taxable income equal to the excess of the fair market value of the Company's stock purchased under the option over the aggregate option exercise pride. At the same time, the Company will be entitled to a Federal income tax deduction equal to the same amount. When the shares are subsequently sold the stockholder will recognize capital gain or loss (short term or long term, depending on the holding period) based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of sale.

        The Board may determine to make automatic, non-discretionary awards of restricted stock to outside directors under the 2009 Outside Director Equity Plan pursuant to a formal policy provided,

however, that the Board may determine that certain outside directors are not eligible to receive such awards for specified periods of time. Such awards shall be for a number of shares and with a vesting period as determined by the Board. Shares of restricted stock will be held in escrow pending vesting and shall not be transferrable until such vested. Directors may vote restricted shares and receive cash dividends prior to the shares vesting; however any stock dividends will be subject to the same restrictions as the shares upon which they are paid.

        The Board may also determine to make automatic, non-discretionary awards of restricted stock units to outside directors pursuant to a formal policy, provided, however, that the Board may determine that certain outside directors are not eligible to receive such awards for specified periods of time. Such awards of restricted stock units shall be bookkeeping entries representing an amount equal to the fair market value of one share of the Company's stock. The obligation to make such payments is an unfunded and unsecured obligation of the Company. Settlement of earned restricted stock units will be paid in the form of shares of the Company's stock at a time determined by the Board, but no later than March 15 of the year following the applicable vesting date. Awards of restricted stock units will not grant an outside director any right to vote shares nor to receive dividends on such shares until the restricted stock units are settled and the shares attributable to such settlement are issued to the outside director.

        The number of shares of an option, award of restricted stock or of restricted stock units, and the exercise price of an option, may be adjusted in the event of a stock split, dividend, or other recapitalization event.

        In the event of a proposed dissolution or liquidation of the Company, all unexercised options, and all unvested restricted stock awards and restricted stock units will terminate. In the event of a change of control of the Company, all outstanding awards of options, restricted stock and restricted stock units will become fully vested and immediately exercisable. If such outstanding options, restricted stock awards or restricted stock units are assumed or equivalent awards are substituted by the successor to the Company, such assumed or substitute award will be exercisable for the original term, so long as the outside director remains an outside director of the Company. If the Company's successor does not assume such outstanding option nor substitute an equivalent option the outstanding option will be exercisable for 30 days and than terminate. A "change of control" under the 2009 Outside Director Equity Plan is defined the same as in the Company's 2009 Equity Incentive Plan.

        A copy of the 2009 Outside Director Equity Plan is attached to this proxy as Exhibit "B" and incorporated herein by this reference.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2009 OUTSIDE DIRECTOR EQUITY PLAN.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

BENEFICIAL OWNERSHIP

        The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of March 13, 2009 by (a) each person or entity who, insofar as the Company has been able to ascertain, beneficially owned more than 5% of the Company's Common Stock as of such date, (b) each of the directors of the Company, (c) the Company's Chief Executive Officer and the two other most highly compensated executive officers of the Company for the fiscal year ended December 31, 2008 (the "Named Executive Officers") and (d) all current directors and executive officers of the Company, as a group (seven persons). Except as otherwise indicated, the business address for each person is c/o Aldila, Inc., 14145 Danielson Street, Suite B, Poway, California 92064.

Common Stock Beneficially Owned

Name	Beneficial Ownership	Percent(1)
Certain Beneficial Owners
WC Capital Management, LLC(2)	849,000	16.23%
Lloyd I. Miller III(3)	674,761	12.90%
Dimensional Fund Advisors LP(4)	399,109	7.63%
Renaissance Technologies LLC(5)	385,600	7.37%
OTR—Nominee Name for The State Teachers Retirement Board of Ohio(6)	372,965	7.13%
The PNC Financial Services Group, Inc.(7)	339,343	6.49%
Directors and Officers
Peter R. Mathewson(8)	91,784	1.74%
Thomas A. Brand(9)	13,168	*
Bryant R. Riley(10)	78,539	1.50%
Andrew M. Leitch(11)	12,539	*
Michael J. Sheldon(12)	2,924	*
Robert J. Cierzan(13)	44,383	*
Michael J. Rossi(14)	4,951	*
Total All Directors and Officers	248,288	4.66%

*
Percentage of shares beneficially owned as of March 13, 2009, or vesting within 60 days of March 13, 2009 does not exceed one percent.

(1)
Based on a total of 5,174,183 shares, which represents 5,231,834 outstanding Common Shares as of March 13, 2008, less 57,651 restricted shares issued but not vested within 60 days of that date, plus any options or other rights to acquire shares vesting within 60 days of that date.

(2)
Based on a Schedule 13G, dated March 12, 2009, filed by WC Capital Management LLC and Aaron H. Braun, showing shared ownership and shared dispositive power over 849,000 shares and sole voting and dispositive power over 0 shares. The same Schedule 13G reported Willow Creek Capital Partners, LP as having shared voting and dispositive power over 331,480 shares and sole voting and dispositive power over 0 shares, and Willow Creek Short Biased 30/130 Fund, LP as having shared voting and dispositive power over 518,120 shares, and sole voting and dispositive power over 0 shares. WC Capital Management LLC describes itself as an investment advisor and Mr. Braun is its manager and controlling owner. The address is 300 Drake Landing Blvd, Ste. 230, Greenbrae, California 94904.

(3)
Based on a Schedule 13G, dated February 12, 2009, filed by Lloyd I. Miller III showing aggregate beneficial ownership with shared voting and dispositive power over of 365,741 shares, and sole voting and dispositive power over 309,020 shares. Mr. Miller reports that his sole voting and dispositive power is exercised as (i) manager of a limited liability company, (ii) manager of a limited liability company which is the general partner of certain limited partnerships, (iii) custodian of accounts under the Florida Uniform Gifts to Minors Act, (iv) trustee of certain generation skipping trusts, (v) trustee of certain trusts, and (iv) an individual. His shared voting and dispositive power is exercised as (i) investment advisor to the trustee of certain trusts, (ii) investment advisor to his ex-wife, (iii) an authorized person with respect to a custody account held by his sister. His address is 4550 Gordon Drive, Naples, FL 34102.

(4)
Based on a Schedule 13G, dated February 9, 2009, filed by Dimensional Fund Advisors LP showing aggregate beneficial ownership of 399,109 shares, of which 0 are subject to shared voting and shared dispositive power, and 393,111 are subject to sole voting power and 399,109 are subject to sole dispositive power. Dimensional Fund Advisors LP describes itself as an investment advisor to four investment companies registered under the Investment Company Act of 1940, and disclaims beneficial ownership of these shares. Its address is Bldg. One, 6300 Bee Cave Road, Austin, TX 78746.

(5)
Based on a Schedule 13G, dated February 12, 2009, filed by Renaissance Technologies, LLC and James R. Simons showing aggregate beneficial ownership of 385,600 shares, of which 0 are subject to shared voting and shared dispositive power, and all are subject to sole voting and sole dispositive power. The address is 800 Third Ave., New York, NY 10022.

(6)
Based on a Schedule 13G, dated January 9, 2009, filed by OTR—Nominee Name for The State Teachers Retirement Board of Ohio showing aggregate beneficial ownership of 372,965 shares, of which 0 are subject to shared voting and shared dispositive power, and all are subject to sole voting and sole dispositive power. Its address is 275 East Broad Street, Columbus, OH 43215.

(7)
Based on a Schedule 13G, dated February 12, 2009, filed by The PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, NA, showing aggregate beneficial ownership of 339,434 shares of which they each exercised sole voting and dispositive power over 625 shares, and shared voting and dispositive power over 338,718. They reported PNC Bank NA holds 625 shares in accounts in a fiduciary capacity, and 338,718 shares are held in trust accounts created by Lloyd I. Miller Jr. as grantor for which PNC Bank NA acts as trustee, and Lloyd I. Miller III is investment advisor pursuant to a written agreement which may be terminated upon 30 days prior written notice. PNC Bank NA is a subsidiary of PNC Bancorp, Inc., which is a subsidiary of The PNC Financial Services Group, Inc. The address for The PNC Financial Services Group, Inc. and PNC Bank NA is 249 Fifth Avenue, Pittsburgh, PA 15222, and for PNC Bancorp is 300 Delaware Avenue, Ste. 304 Wilmington DE 19801.

(8)
Mr. Mathewson is the beneficial owner of 91,784 shares, which includes 22,042 shares held directly, 3,797 formerly restricted shares vested within 60 days of March 13, 2009, 8,320 restricted shares not vested within 60 days of March 13, 2009, and options to acquire 57,625 shares all of which are vested as of March 13, 2009. Mr. Mathewson's holdings include 22,042 shares which are held by Peter R. Mathewson and Penny E. Mathewson, Trustees of the Mathewson Family Trust dated 01/20/1998.

(9)
Mr. Brand is the beneficial owner of 13,168 shares, which includes 5,946 shares held by Mr. Brand as trustee of The Brand Family Survivor Trust (a revocable trust), 1,666 shares held by Mr. Brand as trustee of The Brand Family Bypass Trust (an irrevocable trust), and options to acquire 5,556 shares vested within 60 days of March 13, 2009. Mr. Brand also holds options to acquire 6,669 shares which do not vest within 60 days of March 13, 2009.

(10)
Mr. Riley is the sole equity holder of B. Riley and Co. LLC, which is the beneficial owner of, or holds indirectly in one or more affiliated accounts, 25,797 shares. Mr. Riley is also the sole equity owner of Riley Investment Management LLC, which is the investment advisor to managed accounts indirectly affiliated with Mr. Riley or Riley Investment Partners Master Fund LP, which directly or indirectly holds 39,814 shares. Mr. Riley directly owns 2,924 shares, and options to acquire 10,004 shares which vest within 60 days of March 13, 2009. Mr. Riley also hold options to acquire 6,666 shares which do not vest within 60 days of March 13, 2009.

(11)
Mr. Leitch is the beneficial owner of 12,539 shares, which includes 5,872 shares held directly, and options to acquire 6,667 shares which vest within 60 days of March 13, 2009. Mr. Leitch also holds options to acquire 6,669 shares which do not vest within 60 days of March 13, 2009.

(12)
Mr. Sheldon is the beneficial owner of 2,924 shares, which includes 0 shares held directly and options to acquire 2,924 shares which vest within 60 days of March 13, 2009. Mr. Sheldon also holds options to acquire 5,848 shares which do not vest within 60 days of March 13, 2009.

(13)
Mr. Cierzan is the beneficial owner of 44,383 shares, which includes 23,158 shares held directly, 2,325 formerly restricted shares vested within 60 days of March 13, 2009, 3,825 restricted shares not vested within 60 days of March 13, 2009, and options to acquire 15,075 shares vested within 60 days of March 13, 2009.

(14)
Mr. Rossi is the beneficial owner of 4,951 shares, which includes 0 shares held directly, 1,126 formerly restricted shares vested within 60 days of March 13, 2009, 3,825 restricted shares not vested within 60 days of March 13, 2009, and options to acquire 0 shares vested within 60 days of March 13, 2009.

EQUITY COMPENSATION PLANS

        Information regarding our equity compensation plans is set forth in and incorporated by reference from Part II, Item 5 of our 2008 Annual Report.

LEGAL PROCEEDINGS AND ADVERSE INTERESTS

        The Company is not aware of any material legal proceedings to which a director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting security of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5.

        Based on a review of such forms and written representations of reporting persons, the Company believes that during the calendar year ended December 31, 2008, its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS OF THE COMPANY

        Set forth below is certain information regarding each of the current executive officers of the Company. Information about Mr. Mathewson is presented in "ELECTION OF DIRECTORS—NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK." Officers are appointed by and serve at the discretion of the Board. Except as otherwise indicated, the positions listed are with Aldila, Inc.

Name	Age	Position
Peter R. Mathewson	58	Chairman of the Board of Directors, Chief Executive Officer, President and Director of Aldila, Inc; President and Chief Operating Officer of Aldila Golf Corp.
Robert J. Cierzan	62	Secretary, Sr. Vice President—Composite Materials
Michael J. Rossi	55	Vice President—Sales and Marketing of Aldila Golf Corp.

        The principal occupations and positions for the past five years, and in certain cases prior years, of the executive officers of the Company who are not nominees for election as a director, are as follows:

        ROBERT J. CIERZAN has been Secretary since January 1991 and Sr. Vice President—Composite Materials since May 15, 2008. He was Treasurer of Aldila (or its predecessors) from January 1991 through May 15, 2008, and Vice President—Finance from March 1989 through May 15, 2008. From September 1988 to February 1989, Mr. Cierzan held the position of Executive Vice President—Finance at Illinois Coil Spring Company, a diversified manufacturer of springs, automotive push-pull controls and rubber products.

        MICHAEL J. ROSSI has been the Vice President—Sales and Marketing of Aldila Golf Corp. since March 24, 1997 when he joined the Company. Prior to that, from August 1994 to March 1997, Mr. Rossi was the Vice President and General Manager of Fujikura Composite America, which manufactures graphite golf shafts and is a wholly owned subsidiary of Fujikura Rubber Limited, a Japanese publicly held company. From November 1989 to August 1994, he was Vice President—Sales and Marketing for True Temper Sports, a division of the Black & Decker Corporation, which manufactures steel golf shafts.

COMPENSATION COMMITTEE

COMPENSATION COMMITTEE CHARTER

        The Company has not adopted a formal "charter" for the Compensation Committee. The Compensation Committee is charged with the responsibility of supervising and administering the Company's compensation policies, management awards, reviewing salaries, approving significant changes in salaried employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate.

        The Compensation Committee also determines individuals to whom stock options or restricted stock will be granted under the Company's 1994 Stock Incentive Plan, the terms on which such options or stock will be granted, and to administer the 1994 Stock Incentive Plan. The Compensation Committee also retains administrative responsibility over the Company's 1992 Stock Option Plan. If it is approved by the stockholders, the Compensation Committee will administer the 2009 Equity Incentive Plan. If it is approved by the stockholders, the Compensation Committee will also administer the 2009 Outside Director Equity Plan.

 MEMBERSHIP AND INDEPENDENCE OF COMPENSATION COMMITTEE MEMBERS

        During the fiscal year ended December 31, 2008, the Compensation Committee consisted of Mr. Brand (Chairman), Mr. Riley, Mr. Leitch and after May 2008, Mr. Sheldon. The Company anticipates that all will be re-elected to serve on the Compensation Committee at the meeting of the Board of Directors following the 2009 Annual Meeting of Stockholders.

PROCESSES AND PROCEDURES FOR EXECUTIVE AND DIRECTOR COMPENSATION

        Compensation of the Company's Executive Officers is established by action of the Company's Board of Directors. The Board receives and either approves or modifies recommendations from the Compensation Committee. In the case of grants under either the Company's 1994 Stock Incentive Plan or the 1992 Stock Option Plan, and if approved at this Annual Meeting, under the 2009 Equity Incentive Plan and the 2009 Outside Director Equity Plan, the Board has delegated to the Compensation Committee the final authority to make grants, including grants to the Company's Executive Officers. The Compensation Committee will typically receive initial recommendations for compensation decisions from the Company's management. The Compensation Committee does not have the authority to further delegate compensation decisions for Executive Officers, but compensation for non-executive employees may be set by the Company's Executive Officers.

        In preparation for the 2009 Annual Meeting, the Compensation Committee engaged COMPENSIA, Inc. in mid-2008 to assist the Compensation Committee in reviewing executive and director compensation, including modifying the list of "peer companies" for a benchmarking survey of both monetary and other forms of compensation. The decision to engage COMPENSIA was made by the Compensation Committee after interviewing them, evaluating an example of their recommendations and work product, and based upon the personal observation of the Compensation Committee members who had worked with them in other engagements. The initial engagement of COMPENSIA was to assist the Compensation Committee in evaluating executive compensation including the Company's executive bonus plan and director compensation. This was subsequently expanded to include an evaluation of the Company's equity incentive plan for employees and executives. Ultimately this included a separate equity plan for the directors, and the evaluation and preparation of new change of control retention agreements for the executive officers.

        As a result of this review, the Compensation Committee recommended, and the Board approved, modifications to the compensation paid to the Company's directors. See "DIRECTOR COMPENSATION" above. The Compensation Committee also approved raises to the senior executive officers. After these raises were approved, but before they became effective, the Company's senior management recommended and the Compensation Committee agreed to cancel and not implement these raises in light of the financial performance of the Company and economic conditions generally.

        Also as part of this review, the Compensation Committee recommended and in March 2009 the Board approved new compensation plans, including the 2009 Aldila, Inc. Equity Incentive Plan and the 2009 Aldila, Inc. Outside Director Equity Plan which are being submitted to the stockholders for approval at the Annual Meeting. Also adopted at the same time were the 2009 Aldila, Inc. Executive Bonus Plan and 2009 Change of Control Retention Agreements for the CEO and for the other officers. See COMPENSATION COMMITTEE—COMPENSATION OF EXECUTIVE OFFICERS—Change of Control Agreements below. Concurrently, but not in connection with COMPENSIA's engagement, the Board approved new indemnification agreements for the directors and officers.

 COMPENSATION OF EXECUTIVE OFFICERS

  Summary Compensation Table

        The following table summarizes the compensation paid during the years ended December 31, 2007 and 2008 to the Company's Principal Executive Officer and the two most highly compensated executive officers serving at the end of 2008.

Name(1)	Year	Base Salary ($)(2)	Bonus	Restricted Stock Awards ($)(3)	Option Award ($)	Non-Equity Incentive Plan Comp. ($)(4)	All Other Comp. ($)		Total ($)
Peter R. Mathewson	2008	294,921	—	15,457	—	—	60,812	(5)	371,190
	2007	299,760	—	78,338	—	—	22,530	(6)	400,628
Robert J. Cierzan	2008	218,657	—	5,655	—	—	30,502	(7)	254,814
	2007	212,311	—	39,237	—	—	15,968	(8)	267,516
Michael J. Rossi	2008	204,969	—	5,655	—	—	27,624	(9)	238,249
	2007	199,021	—	39,237	—	—	18,484	(10)	256,742

(1)
Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)
Includes amounts deferred pursuant to the Company's 401k plan. We allow no deferral of compensation at the option of any Executive Officer, except under our 401k plan generally available to our employees including Executive Officers. We do not offer a pension plan.

(3)
Restricted Stock and Stock Option grants are valued using FAS 123R fair value as of the date of grant. Information regarding the assumptions we use in determining the "fair value" of the grants is contained in Note 8 to the financial statements in our 2007 and 2008 Annual Reports.

(4)
We pay no bonuses to Executive Officers except under our Bonus Incentive Plan. No Executive Officer was eligible for Bonus Incentive Plan payments relating to the Company's performance during 2007 or 2008. Bonus amounts under that plan were last paid in early 2006 for performance during 2005.

(5)
Includes $12,075 in auto lease payments, $6,320 value of auto usage, $1,289 imputed income on life insurance, $36,528 dividend income on restricted stock, and $4,600 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2008.

(6)
Includes $7,603 in auto lease payments, $6,145 value of auto usage, $1,301 imputed income on life insurance, $3,080 dividend income on restricted stock, and $4,400 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2007.

(7)
Includes $8,400 in auto lease payments, $456 value of auto usage, $1,108 imputed income on life insurance, $20,538 dividend income on restricted stock, and $4,493 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2008.

(8)
Includes $8,400 in auto lease payments, $337 value of auto usage, $1,087 imputed income on life insurance, $1,860 dividend income on restricted stock, and $4,283 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2007.

(9)
Includes $16,122 in auto lease payments, $0 value of auto usage, $1,031 imputed income on life insurance, $20,538 dividend income on restricted stock, and $4,510 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2008.

(10)
Includes $11,598 in auto lease payments, $0 value of auto usage, $1,009 imputed income on life insurance, $1,860 dividend income on restricted stock, and $4,018 in 401k plan match, and does not include earnings upon vesting of restricted stock in 2007 or earnings upon exercise of stock options.

        The 2008 "All Other Compensation" amounts include a special dividend of $5.00 per share of common stock which was paid on all outstanding common stock including unvested restricted stock.

  Executive Bonus Plan

        The Compensation Committee annually adopts targets for the payment of bonuses under the Company's 1994 Executive Bonus Plan. The Company has not achieved the annual targets established under that plan since 2005 (paid in early 2006).

        In March 2009, as part of the review of the officer and director compensation described above, the Compensation Committee recommended, and the Board approved, a new 2009 Executive Bonus Plan. This new bonus plan replaces the Company's 1994 Aldila Inc. Executive Bonus Plan.

        The new plan provides for bonuses to participating key employees, which may include Named Executive Officers.

        The Compensation Committee will annually establish a minimum Corporate Gate level of Operating Income, after consideration of the projected levels of Operating Income, free cash flow and the terms and conditions of any debt covenants. The minimum Corporate Gate amount must be met before any bonus award is paid under the plan. The Compensation Committee will annually establish Threshold, Target and Stretch Financial Performance Objectives. Objectives will be based on Operating Income and Revenue, as determined for the applicable plan year according to generally accepted accounting principles. A Threshold Award is equal to 20% of the Base Salary of the CEO and 12.5% of the Base Salary of all other participants; a Target Award is equal to 40% of the CEO's Base Salary and 25% of the Base Salary for all other participants; and Stretch Award is equal to 120% of the CEO's Base Salary and 75% of the Base Salary of all other participants. Base Salary is the actual, regular salary for the plan year, pro rated if an employee becomes a participant part way through the plan year. The Corporate Gate and Objectives have not yet been established.

        Awards are paid if the Company achieves the Corporate Gate and either the Operating Income or Revenue Objectives. Each participant is eligible to receive an award equal to 37.5% of the Threshold Award if the Operating Income Threshold Objective is met, and 37.5% of the Threshold Award if the Revenue Threshold Objective is met. Similarly, each participant is eligible to receive an award equal to 37.5% of the Target Award for each of the Target Operating Income and Target Revenue Objectives, and each participant may receive 37.5% of the Stretch Award for each of the Stretch Operating Income and Stretch Revenue Objectives. This results in a potential 75% award based on these objectives. Results between the Threshold, Target and Stretch Objectives will be pro-rated.

        The remaining 25% of the potential award amount is a discretionary award made by the Compensation Committee. The Compensation Committee will consult with the CEO for discretionary awards to participants other than the CEO.

        Awards will be calculated on or about completion of the Company's annual audit and paid in conformity with Internal Revenue Code section 409A requirements. If a participant's employment is terminated part way through a plan year, the Committee may adjust the amount of any award payable to such participant under the plan.

  Other Benefits

        The Company does not provide its Executive Officers with deferred compensation opportunities, except in connection with participation in the Company's 401k plan. The Company matches 50% of the first 4% of contributions of all participants. Executive Officers may participate in the 401k plan on the same terms as other full-time employees.

        The Company provides group life and health insurance to all full-time employees. Executive Officers receive group life and health insurance coverage on the same terms as other full-time employees.

        The Company provides senior employees, including the Executive Officers, with leased vehicles. The Executive Officers reimburse the Company for any amount of the monthly cost plus capital recapture value to the extent that it exceeds $700 per month.

  Outstanding Equity Awards at Fiscal Year-End

        The following table shows the outstanding stock options and restricted stock awards to our named executive officers as of December 31, 2008.

	Option Awards						Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Unites or Other Rights That Have Not Vested (#)
Peter R. Mathewson	9,000	—	—	1.12	(5)	12/31/2012	8,320	(6)	17,052	—	—
	25,000	—	—	2.28	(7)	12/16/2013
	13,500	—	—	7.94	(8)	8/24/2014
	10,125	—	—	21.25	(9)	8/17/2015
Robert J. Cierzan	5,000	—	—	2.28	(7)	12/16/2013	3,825	(10)	9,065	—	—
	3,100	—	—	7.94	(8)	8/24/2014
	6,975	—	—	21.25	(9)	8/17/2015
Michael J. Rossi	—	—	—	—		—	3,825	(10)	9,065	—	—

(1)
Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)
All options are issued under the Company's 1994 Stock Incentive Plan.

(3)
All restricted stock is issued under the Company's 1994 Stock Incentive Plan and each award of restricted stock vests in three equal, annual installments commencing on the first anniversary of the date of award of restricted stock.

(4)
Market value is calculated using a price of $2.37 per share, which was the closing price on December 31, 2008.

(5)
Original exercise price was $1.61 per share; adjusted for $5.00 per share special dividend paid March 10, 2008.

(6)
Represents 1,125 unvested shares granted August 9, 2006, vesting on August 9, 2009; 3,095 unvested shares granted August 26, 2007, vesting 1,547 shares on August 27, 2009 and 1,548 shares on August 27, 2010; and 4,100 unvested shares granted August 25, 2008, and vesting in three equal, annual installments commencing August 25, 2009.

(7)
Original exercise price was $3.29 per share; adjusted for $5.00 per share special dividend paid March 10, 2008.

(8)
Original exercise price was $11.47 per share; adjusted for $5.00 per share special dividend paid March 10, 2008.

(9)
Original exercise price was $26.25 per share; adjusted for $5.00 per share special dividend paid March 10, 2008.

(10)
Represents 775 unvested shares granted August 9, 2006, vesting on August 9, 2009; 1,550 unvested shares granted August 26, 2007, vesting 775 shares on each of August 27, 2009 and 2010; and 1,500 unvested shares granted August 25, 2008, and vesting in three equal, annual installments commencing August 25, 2009.

        Grants of restricted stock (and previously stock options) under the Company's 1994 Stock Incentive Plan have historically been granted to Executive Officers at the meeting of the Compensation Committee held in August of each year, with the effective date and of the grant being the fourth Monday of August of each year. This may or may not be at a time when the Company is in possession of material non-public information. Such grants are made in the discretion of the Compensation Committee, vesting in three equal, annual installments. Before August 2006 the Company granted stock options; since that time it has granted restricted stock awards to employees, including Executive Officers.

  Change of Control Agreements

  Severance Protection Agreements—through 2008

        Beginning in November 2003, each Executive Officer entered into a Severance Protection Agreement ("Severance Agreement") with the Company. Each Severance Agreement continued for one year, and automatically renewed for one year on each January 1, unless either party gave ninety days advance notice of non-renewal or if the Severance Agreement was terminated, however, in the event of a Change of Control (defined below) the term of the Severance Agreement was twenty-four months from such event. Pursuant to the Severance Agreement, in the case of termination of employment within thirty-six months after a Change in Control as a result of death, by the Company for Cause or Disability (as defined in the Severance Agreement), or by the Executive Officer other than for Good Reason (also defined in the Severance Agreement), the Executive Officer was entitled to his Accrued Compensation. In the case of termination within thirty-six months of a Change of Control for any other reason, the Executive was entitled to the following: (i) Accrued Compensation and a Pro Rata Bonus for the year of termination (typically computed based on the average bonus paid for the prior two years), (ii) a lump sum payment equal to the sum of the Executive's then annual base salary and his average bonus for the prior two years, (iii) continued provision of insurance (including life, disability and medical) for one year, "grossed up" to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, and (iv) a lump sum equal to the present value of one years' automobile allowance (or the length of the automobile lease, if longer, in the case of automobiles leased by the Company for the Executive's use), discounted at an interest rate equal to 120% of the applicable mid-term federal rate. These payments would be in lieu of any other severance benefit to which the Executive would otherwise have been entitled. Upon a Change-in-Control, regardless of whether the Executive's employment was terminated, the Company was required to contribute to a grantor trust an amount sufficient to fund the payments under clauses (i), (ii), and (iv) above.

        "Change-in-Control" was defined as (1) an acquisition of 40% of the Company's Common Stock, (2) the failure of the individuals who, as of November 19, 2003 were members of the Board of Directors (the "Incumbent Board") to constitute at least two-thirds of the members of the Board, unless the election of any new director is approved by a vote of at least two-thirds of the Incumbent Board, subject to certain other qualifications, (3) the completion of a merger where the existing stockholders and Board of Directors do not retain control of the surviving company, or (4) the liquidation or sale of substantially all the assets of the Company.

        Except as provided above and except for the provisions of the 1994 Stock Incentive Plan and related agreements thereto, there were no compensatory plans or arrangements in place during 2008 with respect to any of the executive officers (including each of the Named Executive Officers) which are triggered by, or result from, the resignation, retirement or any other termination of such executive officer's employment, a change-in-control of the Company or a change in such executive officer's responsibilities following a change-in-control.

        The Severance Agreement was intended to provide security to the Executive Officers and allow them to focus on the Company's performance without being concerned their employment may be terminated in the event of a Change of Control. The Compensation Committee believes this kind of agreement is important to allow the Executive Officers to concentrate on the Company's business without distraction at least during a transition period following a Change of Control.

  Change of Control Retention Agreements—2009

        During March 2009, in connection with the review of the director and officer compensation described above in "COMPENSATION COMMITTEE—PROCESSES AND PROCEDURES FOR EXECUTIVE AND DIRECTOR COMPENSATION" above, the Compensation Committee recommended, and the Board approved, new Change of Control Retention Agreements for the executive officers of the Company. These replace the prior Severance Protection Agreements. There are two forms of the Change of Control Retention Agreements—one for the Chief Executive Officer and one for the other officers of the Company. The new agreements provide that employment is "at-will."

        A.     Change of Control Retention Agreement—CEO

        Upon termination of employment our CEO, Mr. Mathewson, will be paid his accrued and unpaid base salary through the date of termination, unreimbursed business expenses and be entitled to all benefits under benefit plans applicable to the CEO.

        If his employment is terminated by the Company without cause or by him for "good reason" not in connection with a change of control, he will also receive (i) 12 months of base salary paid in a lump sum within 30 days; and (ii) reimbursement for insurance premiums paid for medical, dental and vision benefits for him and his eligible dependants for 12 months following termination, paid when such premiums are due, or at the Company's discretion in a single lump sum.

        If his employment is terminated by the Company without cause or by him for "good reason" in connection with a change of control, he will also receive (i) 18 months of base salary paid in a lump sum within 30 days of termination; (ii) 50% of the average of his two most recent actual cash bonuses under the Company's executive bonus plan for the 2 fiscal years prior to the year in which the termination occurs payable in a lump sum within 30 days of termination; (iii) a pro rata bonus payment under the Company's executive bonus plan for the year in which the termination occurs payable in a lump sum within 30 days of termination; (iv) reimbursement for insurance premiums paid for medical, dental and vision benefits for him and his eligible dependants for 18 months following termination, paid when such premiums are due, or at the Company's discretion in a single lump sum; and (v) full accelerated vesting on all outstanding, unvested equity awards.

        If he voluntarily terminates his employment without good reason, is terminated "for cause" by the Company or as the result of his death or disability, then all vesting of his equity awards will cease immediately and he will be eligible for severance benefits only in accordance with the Company's established policies and procedures.

        "Change of control" is defined as (i) the consummation of a merger or consolidation of the Company with another corporation, other than a merger or consolidation in which the Company's voting securities outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or the surviving entity immediately after such transaction; (ii) the consummation of a sale of substantially all of the Company's assets; (iii) any person (or group of persons) becoming the beneficial owner of more than 50% of the total voting power of the Company's outstanding securities; (iv) a change in the board of directors of the Company such that less than a majority of the Board are "Incumbent Directors" (defined as directors in office at the time the agreement is entered into, or elected or nominated for election with the affirmative votes of less than a majority of the directors whose election or nomination was not in connection with any transactions described in (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

        "Good Reason" is defined as (i) a material reduction in his title, authority, status or responsibilities; (ii) a reduction in his base salary or target annual cash incentive compensation (other than a reduction applicable to executives generally); (iii) the failure of the Company to obtain the assumption of the agreement by a successor; or (iv) the Company requiring him to relocate his principal place of business or the Company's headquarters more than 35 miles from the current location, provided, however, he only has good reason if he gives the Board written notice of any of the foregoing events within 90 days of the occurrence and it is not cured within 30 days of such notice.

        "Cause" is defined as (i) his willful and continued failure to perform the duties and responsibilities of his position that is not corrected within a thirty (30) day correction period that begins upon delivery to him of a written demand for performance from the Board that describes the basis for the Board's belief that he has not substantially performed his duties; (ii) any act of personal dishonesty taken him in connection with his responsibilities as an employee of the Company with the intention or reasonable expectation that such may result in his substantial personal enrichment; (iii) a material violation him of a federal or state law or regulation applicable to the business of the Company; (iv) his failure to cooperate with the Company in connection with any actions, suits, claims, disputes, investigations, or grievances against the Company or any of its officers, directors, employees, shareholders, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, whether or not such cooperation would be adverse to his own interest; (v) his conviction of, or plea of nolo contendre to, a felony that the Board reasonably believes has had or will have a material detrimental effect on the Company's reputation or business, or (vi) his materially breaching (A) his Confidential Information Agreement, or (B) any Company policies generally applicable to Company employees, including, without limitation, Company's Code of Conduct or insider trading policies, as each may be amended from time to time, and which breach is (if capable of cure) not cured within thirty (30) days after the Company delivers written notice to him of the breach.

        B.     Other Officer Change of Control Retention Agreements

        The other senior officers, including other Named Executive Officers, have also entered into new Change of Control Retention Agreements which also provide that upon termination of employment the officer will be paid accrued and unpaid base salary through the date of termination, unreimbursed business expenses and be entitled to all benefits under benefit plans applicable to the officer.

        If the officer's employment is terminated by the Company without cause not in connection with a change of control, the officer will also receive (i) 6 months of base salary paid in a lump sum within 30 days; and (ii) reimbursement for insurance premiums paid for medical, dental and vision benefits for the officer and his eligible dependants for 6 months following termination, paid when such premiums are due, or at the Company's discretion in a single lump sum. This payment is for an amount calculated on a period one-half of the time for the amount payable to our CEO. The other officers are also not eligible for such payments if the officer terminates employment for "good reason" not in connection with a change of control.

        If the officer's employment is terminated by the Company without cause or by the officer for "good reason" in connection with a change of control, the officer will be eligible for the same benefits as our CEO, provided, however, the base salary amount will be for only 12 months of base salary paid; (ii) the pro rata bonus payment will be equal to 10% of the average of the two most recent actual cash bonuses under the Company's executive bonus plan for the 2 fiscal years prior to the year in which the termination occurs payable in a lump sum within 30 days of termination; and (iii) the reimbursement for insurance premiums paid for medical, dental and vision benefits for the officer and eligible dependants will be for only 12 months following termination, paid when such premiums are due, or at the Company's discretion in a single lump sum.

        "Good reason" for an officer is defined as being the same as for our CEO, however, a material reduction in the title, authority, status or responsibilities is not a "good reason" if the officer is provided with a comparable position, provided, however, a reduction in duties, position or responsibilities which occurs solely by virtue of the Company being acquired and made a part of a larger entity does not constitute "good reason."

AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information regarding the Audit Committee and its report shall not be deemed to be incorporated by reference into any such filing.

REPORT OF AUDIT COMMITTEE

        Under its charter, the Audit Committee's principal responsibilities are:

  •
  Retaining, setting the compensation of and monitoring the independence of the Independent Accountant;

  •
  Overseeing the performance of the Independent Accountant and members of Management involved with finance and accounting functions;

  •
  Monitoring the integrity of Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

  •
  Overseeing the Company's accounting policies and staff;

  •
  Providing an avenue of communication among the Independent Accountant, Management, and the Board of Directors; and

  •
  Reviewing and approving related party transactions.

        The Company's management remains directly responsible for the Company's disclosure controls, internal controls, and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards, issuing reports on the Company's financial statements and the Company's internal controls, when required, over financial reporting, as well as reviewing the Company's quarterly financial statements. The Audit Committee has the principal responsibility to monitor and oversee these processes, although the Board of Directors retains ultimate responsibility for the performance of the Company's independent accountants and management.

        The Audit Committee is charged with meeting a minimum of four times each year, including a meeting following the preparation of quarterly and annual financial statements, to review these financial statements with management and the independent accountants.

        The Audit Committee is assigned the responsibility to (1) supervise the internal accounting policies and procedures in order to assess the adequacy of internal accounting and financial reporting controls, (2) review with the independent accountant the Company's financial statements and audit process and (3) review all proposed transactions between the Company and its directors and officers, and any immediate family member or affiliate of any of its directors and officers, or any other affiliate of the Company that is not a subsidiary of the Company.

        In connection with overseeing the Company's internal accounting policies and procedures, the Audit Committee reviewed management's report on internal controls over financial reporting contained in the Company's 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as Mayer Hoffman McCann P.C.'s Report of Independent Registered Public Accounting Firm included in the Company's 2008 Annual Report relating to its audit of the financial statements. The Audit Committee is also responsible for engaging the independent accountants to be retained by the Company for each fiscal year.

        Company management has represented to the Audit Committee that the Company's financial statements for the fiscal year 2008 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these financial statements with management and the Company's independent accountants.

        The Audit Committee also discussed with the Company's independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Company's independent accountants have provided to the Audit Committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) as adopted by the PCAOB, and the Audit Committee discussed with the independent accountants the accounting firm's independence.

        Based upon the Audit Committee's discussion with management and the Company's independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission.

Dated: April 1, 2009	Respectfully submitted,
Andrew M. Leitch, Chairman Bryant R. Riley Thomas A. Brand

        This foregoing report shall not be deemed soliciting material nor incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE CHARTER

        The Audit Committee Charter was approved by the Board of Directors on December 31, 2002 and attached to the proxy statement for the Company's 2003 Annual Meeting of Stockholders. The current version of the Audit Committee's Charter is available on the Company's website (www.aldila.com).

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

        The current NASDAQ and SEC rules require that members of the Audit Committee must be "independent" and may not be "affiliates" of the Company, although there is a 10% stock ownership safe-harbor for determining whether a director is an "affiliate" for this purpose. In addition, Audit Committee members must not have participated in the preparation of the Company's financial statements during the previous three years, and they must be able to read and understand financial statements at the time they assume office. The minimum required size of the Audit Committee is at least three members.

        Mr. Leitch, Mr. Riley and Mr. Brand were elected by the Board of Directors to be members of the Audit Committee for 2008, and we anticipate that each will be re-elected at the meeting of the Board of Directors following the 2009 Annual Meeting of Stockholders. The Board of Directors has determined that (a) each will be "independent" as that term is defined in the NASDAQ Rules and SEC Rule 10A-3(b)(1); (b) each has not participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the past three years; and (c) each is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

AUDIT COMMITTEE FINANCIAL EXPERT

        The current SEC and NASDAQ rules require that at least one member of the Audit Committee must be an "audit committee financial expert" as that term is defined in the SEC Rules, and is "financially sophisticated" as that term is defined for NASDAQ listed companies. The Board of Directors has determined that Mr. Leitch is an "audit committee financial expert" and is "financially sophisticated," as those terms are defined in the respective rules.

INDEPENDENT ACCOUNTANT FEES

        From 2003 through August 15, 2007, the Company's principal public accountant was Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor firm, Peterson & Co., LLP. On August 23, 2007 the Company engaged Mayer Hoffman McCann P.C. as its principal public accountant. Our fiscal year is the calendar year. The Company paid the following fees to its principal accountant for the indicated services.

AUDIT FEES

        The Company was billed $180,531 for 2007 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, and $35,400 for 2007 and $239,670 for 2008 by Mayer Hoffman McCann P.C. for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly filings, and services normally provided by a principal public accountant in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

        The Company was billed $278,438 for 2007 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, and $104,500 for 2007 and $24,650 for 2008 by Mayer Hoffman McCann P.C. for professional services rendered by its principal accountant reasonably related to the performance of the audit or review of the Company's financial statements in addition to the Audit Fees reported above. Such professional services consisted of an audit of the employee benefit plan, an audit of a foreign statutory report, and accounting consultations, and the audit and certification of the Company's internal controls for financial reporting required under Section 404 of the Sarbanes-Oxley Act.

 TAX FEES

        The Company was billed $78,175 for 2007 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, and $0 for 2007 and $0 for 2008 by Mayer Hoffman McCann P.C. for professional services rendered by its principal accountant for tax compliance, tax advice and tax planning. Such professional services consisted of tax planning and consultations and tax return preparation.

ALL OTHER FEES

        The Company did not incur any fees for other professional services rendered by Squar, Milner, Peterson, Miranda & Williamson, LLP, its predecessor Peterson & Co., LLP, nor Mayer Hoffman McCann P.C. in 2007 or 2008.

PRE-APPROVAL POLICIES

        Consistent with the requirements of the SEC and NASDAQ listed companies, the Audit Committee considers, on a case-by-case basis, and approves in advance, if appropriate, all audit and permissible non-audit services to be provided by the Company's principal accountants. None of the services provided in 2007 or 2008 fell within the exemptions to the required Audit Committee pre-approval procedures. All of the professional services provided by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, in 2007, and all of the professional services provide by Mayer Hoffman McCann P.C. in 2007 and 2008 were pre-approved by the Company's Audit Committee.

CHANGE OF ACCOUNTANT

        The firm of Squar, Milner, Peterson, Miranda & Williamson, LLP and its predecessor firm, Peterson & Co., L.L.P., (collectively "Squar Milner") was the Company's independent public accountant since 2003. It was engaged by the Board of Directors upon the recommendation of the Company's Audit Committee, and ratified by the stockholders annually thereafter. On August 15, 2007 the Board of Directors, upon the recommendation of the Audit Committee, dismissed Squar Milner.

        On August 23, 2007 the Board of Directors, upon the recommendation of the Audit Committee, engaged Mayer Hoffman McCann P.C. as the Company's new independent public accountant for the fiscal year ended December 31, 2007. The Company engaged them again for the fiscal year ended December 31, 2008 and is in negotiations regarding engaging them for the fiscal year ended December 31, 2009.

        In accordance with applicable SEC rules, the Company makes the following disclosures:

  •
  The reports of Squar Milner for the 2005 and 2006 and through August 15, 2007 contained no adverse opinions or disclaimers of opinions, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  •
  In connection with the audits for 2005 and 2006 and through August 15, 2007, there were no (i) disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused them to make reference thereto in its report on the Company's financial statements, or (ii) reportable events of the kind described in SEC Regulation S-K Item 304(a)(1)(v).

  •
  During 2005 and 2006 and through August 23, 2007, neither the Company nor anyone on its behalf consulted with Mayer Hoffman McCann P.C. regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement or a reportable event with the former independent accountant as set forth in SEC Regulation S-K Item 304(a)(1)(v).

RELATED PARTY TRANSACTIONS

        Pursuant to the Audit Committee's Charter, the Audit Committee is charged with reviewing all proposed transactions between the Company and its directors and officers, and any immediate family member or affiliate of any of its directors and officers, or any other affiliate of the Company that is not a subsidiary of the Company (not including compensation issues). During calendar year 2008 the Company had no such transactions.

NOMINATING COMMITTEE

        The Nominating Committee's Charter is available on the Company's website (www.aldila.com).

        The Nominating Committee is charged with identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in its Charter.

        The Nominating Committee will consider nominees recommended by stockholders. Any stockholder desiring to recommend such nominee may do so by contacting any member of the Nominating Committee c/o of the Company. The Nominating Committee held one meeting in calendar year 2008 to prepare for the 2008 Annual Meeting and another in 2009 to prepare for the 2009 Annual Meeting. The Nominating Committee has made no changes to its procedures for stockholders to recommend nominees.

        The Nominating Committee has no minimum requirements for nominees to be a director. The Nominating Committee's process does not distinguish between nominees brought to it by stockholders from those developed internally. In making its recommendations, the Nominating Committee may consider some or all of the following factors, among others:

  •
  The candidate's judgment, skill, diversity and experience with other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

  •
  The interplay of the candidate's experience with the experience of other Board members, including meeting legally required qualifications of sufficient directors to meet the obligation of the Company to maintain sufficient members of the Board to have a "financial expert" as a member of the Company's Audit Committee, and sufficient members of the Board who meet the independence requirements under applicable law and NASDAQ rules;

  •
  The extent to which the candidate would be a desirable addition to the Board;

  •
  Whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Company's management; and

  •
  The candidate's ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual's experience, perspective, skills, and knowledge of the industry in which the Company operates.

ANNUAL REPORT

        The Company's Annual Report for the fiscal year ended December 31, 2008 (the "2008 Annual Report") is included with the mailing of this Proxy Statement. The 2008 Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Mayer Hoffman McCann P.C., the Company's current independent accountants.

 PROXY SOLICITATION

        The Company will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals. In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, e-mail, facsimile or personal interviews by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

PROPOSALS OF STOCKHOLDERS AND COMMUNICATIONS TO DIRECTORS

        If a stockholder desires to nominate someone for election to the Board of Directors at, or to bring any other business before, the Annual Meeting of Stockholders to be held in 2010, then in addition to any other applicable requirements, such stockholder must give timely written notice of the matter to the Secretary of the Company. To be timely, written notice must be delivered to the Secretary at the principal executive offices of the Company before December 15, 2009, provided, however, that if the date of the 2010 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 14, 2010, then such notice must be delivered to the Secretary not more than 120 days prior to the 2010 Annual Meeting of Stockholders and not less than (i) 90 days prior to such annual meeting or (ii) 10 days following the date of the first public announcement of the scheduled date of the 2010 Annual Meeting of Stockholders. Any such notice to the Secretary must include all of the information specified in the Company's Bylaws.

        If a stockholder desires to have a proposal included in the Company's proxy statement and proxy card for the 2010 Annual Meeting of Stockholders, then, in addition to the notices required by the immediately preceding paragraph and in addition to other applicable requirements (including certain rules and regulations promulgated by the Securities and Exchange Commission), the Company must receive notice of such proposal in writing at the Company's principal corporate headquarters at 14145 Danielson Street, Suite B, Poway, California 92064, no later than December 15, 2009, provided, however, that if the date of the 2010 Annual Meeting of Stockholders is more than 30 days from May 14, 2010, then such notice must be received by the Secretary of the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2010 Annual Meeting of Stockholders.

        Communications by stockholders to the Board of Directors or any single director may be sent c/o the Company, 14145 Danielson Street, Suite B, Poway, California 92064, Attn: Investor Relations Dept. All such communications are forwarded to the director(s).

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC are available at no charge from the SEC's website at www.sec.gov. A link to that site is available from the Company's website: www.aldila.com.

OTHER MATTERS

        The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN Robert J. Cierzan Secretary
Dated: April 13, 2009

EXHIBIT "A"

ALDILA, INC.

2009 EQUITY INCENTIVE PLAN

1.	PURPOSES OF THE PLAN		1
2.	DEFINITIONS		1
	(a)	"Administrator"	1
	(b)	"Applicable Laws"	1
	(c)	"Award"	1
	(d)	"Award Agreement"	1
	(e)	"Award Transfer Program"	1
	(f)	"Board"	1
	(g)	"Change in Control"	1
	(h)	"Code"	2
	(i)	"Committee"	2
	(j)	"Common Stock"	2
	(k)	"Company"	2
	(l)	"Consultant"	2
	(m)	"Determination Date"	2
	(n)	"Director"	2
	(o)	"Disability"	3
	(p)	"Employee"	3
	(q)	"Exchange Act"	3
	(r)	"Exchange Program"	3
	(s)	"Fair Market Value"	3
	(t)	"Fiscal Year"	3
	(u)	"Full Value Award"	3
	(v)	"Incentive Stock Option"	3
	(w)	"Nonstatutory Stock Option"	3
	(x)	"Officer"	3
	(y)	"Option"	4
	(z)	"Parent"	4
	(aa)	"Participant"	4
	(bb)	"Performance Goals"	4
	(cc)	"Performance Period"	4
	(dd)	"Performance Share"	4
	(ee)	"Performance Unit"	4
	(ff)	"Period of Restriction"	4
	(gg)	"Plan"	4
	(hh)	"Restricted Stock"	4
	(ii)	"Restricted Stock Unit"	4
	(jj)	"Rule 16b-3"	4
	(kk)	"Section 16(b)"	4
	(ll)	"Service Provider"	4
	(mm)	"Share"	4
	(nn)	"Stock Appreciation Right"	4
	(oo)	"Subsidiary"	4
3.	STOCK SUBJECT TO THE PLAN		4
	(a)	Maximum Authorized Shares	4
	(b)	Lapsed Awards	5
	(c)	Share Reserve	5
4.	ADMINISTRATION OF THE PLAN		5
	(a)	Procedure	5
	(b)	Powers of the Administrator	5
	(c)	Effect of Administrator's Decision	6

5.	ELIGIBILITY		6
6.	STOCK OPTIONS		6
	(a)	Limitations	6
	(b)	Term of Option	7
	(c)	Option Exercise Price and Consideration	7
	(d)	Exercise of Option	8
7.	STOCK APPRECIATION RIGHTS		9
	(a)	Grant of Stock Appreciation Rights	9
	(b)	Number of Shares	9
	(c)	Exercise Price and Other Terms	10
	(d)	Stock Appreciation Right Agreement	10
	(e)	Expiration of Stock Appreciation Rights	10
	(f)	Payment of Stock Appreciation Right Amount	10
8.	RESTRICTED STOCK		10
	(a)	Grant of Restricted Stock	10
	(b)	Restricted Stock Agreement	10
	(c)	Transferability	11
	(d)	Other Restrictions	11
	(e)	Removal of Restrictions	11
	(f)	Voting Rights	11
	(g)	Dividends and Other Distributions	11
	(h)	Return of Restricted Stock to Company	11
	(i)	Section 162(m) Performance Restrictions	11
9.	RESTRICTED STOCK UNITS		11
	(a)	Grant	11
	(b)	Vesting Criteria and Other Terms	12
	(c)	Earning Restricted Stock Units	12
	(d)	Form and Timing of Payment	12
	(e)	Cancellation	12
	(f)	Section 162(m) Performance Restrictions	12
10.	PERFORMANCE UNITS AND PERFORMANCE SHARES		12
	(a)	Grant of Performance Units/Shares	12
	(b)	Value of Performance Units/Shares	13
	(c)	Performance Objectives and Other Terms	13
	(d)	Earning of Performance Units/Shares	13
	(e)	Form and Timing of Payment of Performance Units/Shares	13
	(f)	Cancellation of Performance Units/Shares	13
	(g)	Section 162(m) Performance Restrictions	13
11.	PERFORMANCE-BASED COMPENSATION UNDER CODE SECTION 162(m)		14
	(a)	General	14
	(b)	Performance Goals	14
	(c)	Procedures	14
	(d)	Additional Limitations	15
	(e)	Determination of Amounts Earned	15
12.	COMPLIANCE WITH CODE SECTION 409A		15
13.	LEAVES OF ABSENCE		16
14.	TRANSFERABILITY		16
	(a)	Transferability of Awards	16
	(b)	Prohibition Against an Award Transfer Program	16

2

15.	ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL		16
	(a)	Adjustments	16
	(b)	Dissolution or Liquidation	16
	(c)	Change in Control	16
16.	TAX WITHHOLDING		18
	(a)	Withholding Requirements	18
	(b)	Withholding Arrangements	18
17.	NO EFFECT ON EMPLOYMENT OR SERVICE		18
18.	DATE OF GRANT		18
19.	TERM OF PLAN		18
20.	AMENDMENT AND TERMINATION OF THE PLAN		19
	(a)	Amendment and Termination	19
	(b)	Stockholder Approval	19
	(c)	Effect of Amendment or Termination	19
21.	CONDITIONS UPON ISSUANCE OF SHARES		19
	(a)	Legal Compliance	19
	(b)	Investment Representations	19
22.	INABILITY TO OBTAIN AUTHORITY		19
23.	STOCKHOLDER APPROVAL		19

3

ALDILA, INC.
2009 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide incentives to individuals who perform services to the Company, and

  •
  to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Award Transfer Program" means any program instituted by the Administrator which would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator.

          (f)    "Board" means the Board of Directors of the Company.

          (g)   "Change in Control" means the occurrence of any of the following events:

            (i)    Change in Ownership of the Company.    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

            (ii)   Change in Effective Control of the Company.    If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

            (iii)  Change in Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company's assets: (A) a transfer to an entity that is controlled by the Company's stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company's stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

            (iv)  For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

            (v)   Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

        Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (i)    "Committee" means a committee of Directors satisfying Applicable Laws and appointed by the Board in accordance with Section 4 hereof.

          (j)    "Common Stock" means the common stock of the Company.

          (k)   "Company" means Aldila, Inc., a Delaware corporation, or any successor thereto.

          (l)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided, however, such services shall not be in connection with the sale of securities gby such entity in a capital-raising transaction, nor directly or indirectly promote or maintain a market for such entity's securities.

          (m)  "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (n)   "Director" means a member of the Board.

2

          (o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (p)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a Director's fee by the Company will be sufficient to constitute "employment" by the Company. "Employee" shall also include, to the extent such persons are exercising rights otherwise arising under this Plan, a former employee, and executors, administrators or beneficiaries of the estates of a deceased employee, guardians or members of a committee for an incompetent former employee, or similar persons duly authorized by law to administer the estate or assets of a former employee.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)   "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion; provided, however, that the Administrator may only institute an Exchange Program with the approval of the Company's stockholders.

          (s)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the next trading date such closing sales price is reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the next trading date such bids and asks are reported); or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (t)    "Fiscal Year" means the fiscal year of the Company.

          (u)   "Full Value Award" means an Award granted with an exercise price less than the Fair Market Value on the date of grant of such Award.

          (v)   "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (w)  "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (x)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

3

          (y)   "Option" means a stock option granted pursuant to Section 6 of the Plan.

          (z)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa) "Participant" means the holder of an outstanding Award.

          (bb) "Performance Goals" will have the meaning set forth in Section 11 of the Plan.

          (cc) "Performance Period" means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

          (dd) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (ee) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (ff)  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (gg) "Plan" means this 2009 Equity Incentive Plan.

          (hh) "Restricted Stock" means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

           (ii)  "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (jj)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (kk) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ll)   "Service Provider" means an Employee, Director, or Consultant.

          (mm)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (nn) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

          (oo) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

          (a)   Maximum Authorized Shares.    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 860,000 Shares plus any Shares subject to stock options or similar awards granted under the Company's 1994 Stock Incentive Plan (the "Previous Plan") that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Previous Plan that are forfeited to or repurchased by the Company (up to a maximum of 212,853 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

4

          (b)   Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding anything in the Plan or any Award Agreement to the contrary, Shares actually issued pursuant to Awards transferred under any Award Transfer Program will not be again available for grant under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

          (c)   Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          (a)   Procedure.

            (i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers or types of Awards.

            (ii)   Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws. In all cases, Awards granted to non-employee Directors, other than automatic, non-discretionary grants, will be administered by a Committee comprised solely of two (2) or more independent Directors.

          (b)   Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii)   to select the Service Providers to whom Awards may be granted hereunder;

5

            (iii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

            (v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion but not inconsistent with the terms of the Plan, will determine;

            (vi)  to determine the terms and conditions of any, and with the approval of the Company's stockholders, to institute an Exchange Program;

            (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

            (viii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (ix)  to modify or amend each Award (subject to Section 20(c) of the Plan). Notwithstanding the previous sentence, the Administrator may not, without the approval of the Company's stockholders: (A) modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 15), or (B) cancel any outstanding Option or Stock Appreciation Right and immediately replace it with a new Option or Stock Appreciation Right with a lower exercise price;

            (x)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xi)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

            (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision.    The Administrator's decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Stock Options.

          (a)   Limitations.

            (i)    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand

6

    U.S. dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

            (ii)   The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 25,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 50,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15. If an Option is cancelled in the same Fiscal Year of the Company in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Option will be counted against the limits set forth in this subsection (ii). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          (b)   Term of Option.    The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (c)   Option Exercise Price and Consideration.

            (i)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who at the time the Incentive Stock Option is granted, owns (together with such person or entities required to be included with that Employee pursuant to applicable attributions rules under the Code and the Treasury Regulations promulgated thereunder) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

            (ii)   Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)  Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may include, but is not limited to:

              (1)   cash;

              (2)   check;

7

              (3)   other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company;

              (4)   by net exercise;

              (5)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              (6)   a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

              (7)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

              (8)   any combination of the foregoing methods of payment.

          (d)   Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

            (ii)   Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)  Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8

            (iv)  Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (v)   Other Termination.    A Participant's Award Agreement may also provide that if the exercise of the Option following the termination of Participant's status as a Service Provider (other than upon the Participant's death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant's status as a Service Provider (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

        7.    Stock Appreciation Rights.

          (a)   Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)   Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 25,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 50,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15. If a Stock Appreciation Right is cancelled in the same Fiscal Year of the Company in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Stock Appreciation Right will be counted against the limits set forth in this subsection (b). For this purpose, if the exercise price of a Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Stock Appreciation Right and the grant of a new Stock Appreciation Right.

9

          (c)   Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 7(c), Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

          (d)   Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(c)(iii)), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)   Expiration of Stock Appreciation Rights.    A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

            (i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (ii)   The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        8.    Restricted Stock.

          (a)   Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)   Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 25,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 50,000 Shares of Restricted Stock. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

10

          (c)   Transferability.    Except as provided in this Section 8 or Section 14, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)   Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)   Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. After the grant of Restricted Stock, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse at a rate determined by the Administrator. Subject to Sections 4(b)(v) and 4(b)(ix) hereof and notwithstanding the foregoing, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Restricted Stock upon or in connection with a Change in Control or upon or in connection with a Participant's termination of service for any reason, including but not limited to, termination due to death, Disability or retirement.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)   Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)   Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

          (i)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        9.    Restricted Stock Units.

          (a)   Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 25,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to

11

  qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 25,000 Restricted Stock Units. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)   Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Restricted Stock Units and may accelerate the time at which any restrictions will lapse at a rate determined by the Administrator. Subject to Sections 4(b)(v) and 4(b)(ix) hereof and notwithstanding the foregoing, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Restricted Stock Units upon or in connection with a Change in Control or upon or in connection with a Participant's termination of service for any reason, including but not limited to, termination due to death, Disability or retirement.

          (c)   Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

          (d)   Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will not reduce the number of Shares available for grant under the Plan.

          (e)   Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

          (f)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        10.    Performance Units and Performance Shares.

          (a)   Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $1,000,000, and

12

  (ii) no Participant will receive more than 50,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 50,000 Performance Shares and additional Performance Units having an initial value up to $1,000,000. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)   Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)   Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. After the grant of Performance Units/Shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Award and may accelerate the time at which any restrictions will lapse at a rate determined by the Administrator. Subject to Sections 4(b)(v) and 4(b)(ix) hereof and notwithstanding the foregoing, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares upon or in connection with a Change in Control or upon or in connection with a Participant's termination of service for any reason, including but not limited to, termination due to death, Disability or retirement.

          (d)   Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.

          (e)   Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

          (g)   Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

13

        11.    Performance-Based Compensation Under Code Section 162(m).

          (a)   General.    If the Administrator, in its discretion, decides to grant an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

          (b)   Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement ("Performance Goals") including (i) bookings, (ii) cash position, (iii) consulting utilization rates (iv) customer renewals, (v) customer retention rates from an acquired company, business unit or division, (vi) earnings per Share, (vii) gross margin, (viii) internal rate of return, (ix) market share, (x) net income, (xi) net income after tax, (xii) net income before tax, (xiii) operating cash flow, (xiv) operating expenses, (xv) operating income, (xvi) operating margin, (xvii) product defect measures, (xviii) product release timelines, (xix) return on assets, (xx) return on capital, (xxi) return on equity, (xxii) return on investment, (xxiii) return on sales, (xxiv) revenue, (xxv) revenue conversion from an acquired company, business unit or division, (xxvi) revenue per employee (xxvii) sales results, (xxviii) stock price, (xxix) technical system performance measures (e.g. system availability), (xxx) technical support incident measures, and (xxxi) total stockholder return. Any criteria used may be (i) measured in absolute terms, (ii) measured in terms of growth, (iii) compared to another company or companies, (iv) measured against the market as a whole and/or according to applicable market indices, (v) measured against the performance of the Company as a whole or a segment of the Company and/or (vi) measured on a pre-tax or post-tax basis (if applicable). Further, any Performance Goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial conditions and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

          (c)   Procedures.    To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as "performance-based compensation" under

14

  Section 162(m) of the Code, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

          (d)   Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

          (e)   Determination of Amounts Earned.    In determining the amounts earned by a Participant pursuant to an Award intended to qualified as "performance-based compensation" under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant's death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant's death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

        12.    Compliance With Code Section 409A.    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. The Plan and, except as otherwise determined in the sole discretion of the Administrator, each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. Except as otherwise determined in the sole discretion of the Administrator, to the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will

15

meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.

        13.    Leaves of Absence.    Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        14.    Transferability.

          (a)   Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that if the Administrator makes an Award transferable, such Award may only be transferred without compensation.

          (b)   Prohibition Against an Award Transfer Program.    Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

        15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)   Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

          (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)   Change in Control.

            (i)    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant's consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or successor corporation or a Parent or Subsidiary of the acquiring or successor corporation (the "Successor Corporation") with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant's Awards will terminate immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or

16

    payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

            (ii)   Notwithstanding the foregoing paragraph, in the event that the Successor Corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock not assumed or substituted for will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units not assumed or substituted for, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

            (iii)  For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

            (iv)  Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals or other performance criteria will not be considered assumed if the Company or its successor modifies

17

    any of such Performance Goals or other performance criteria without the Participant's consent; provided, however, a modification to such Performance Goals or other performance criteria only to reflect the Successor Corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

            (v)   Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of "change of control" for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

        16.    Tax Withholding

          (a)   Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          (b)   Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        17.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        18.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        19.    Term of Plan.    Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

18

        20.    Amendment and Termination of the Plan.

          (a)   Amendment and Termination.    The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)   Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)   Effect of Amendment or Termination.    No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        21.    Conditions Upon Issuance of Shares.

          (a)   Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        22.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        23.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

****

        Approved by Aldila, Inc. Board of Directors—March 11, 2009.

19

EXHIBIT "B"

ALDILA, INC.

2009 OUTSIDE DIRECTOR EQUITY PLAN

        1.     Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        The Plan permits the grant of options, restricted stock and restricted stock units. All options granted hereunder will be nonstatutory stock options.

        Under the Plan the subsequent annual grants will be made on the date of the Company's Annual Meeting. The Plan will be effective as of its approval by stockholders of the Company at the Company's 2009 Annual Meeting.

        2.     Definitions.    As used herein, the following definitions will apply:

          (a)   "Annual Meeting" means the Company's annual meeting of stockholders.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock or Restricted Stock Units.

          (d)   "Board" means the Board of Directors of the Company, or a duly authorized committee of the Board of Directors of the Company.

          (e)   "Change in Control" means the occurrence of any of the following events:

              (i)  Change in Ownership of the Company.    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

             (ii)  Change in Effective Control of the Company.    If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

            (iii)  Change in Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company's assets: (A) a transfer to an entity that is controlled by the Company's stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company's stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

              (i)  For purposes of this Section 2(e), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

             (ii)  Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

            (iii)  Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (g)   "Common Stock" means the common stock of the Company.

          (h)   "Company" means Aldila, Inc., a Delaware corporation, or any successor thereto.

          (i)    "Director" means a member of the Board.

          (j)    "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

          (k)   "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor the payment of a Director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its fair market value will be the closing sales price for such stock (or, if no closing sales price was reported

2

    on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

            (iii)  In the absence of an established market for the Common Stock, the fair market value thereof will be determined in good faith by the Board.

          (n)   "Inside Director" means a Director who is an Employee.

          (o)   "Option" means a stock option granted pursuant to the Plan.

          (p)   "Outside Director" means a Director who is not an Employee.

          (q)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r)   "Participant" means the holder of an outstanding Award.

          (s)   "Plan" means this 2009 Outside Director Equity Plan.

          (t)    "Restricted Stock" means Shares issued pursuant to an Award under Section 6 of the Plan.

          (u)   "Restricted Stock Unit" or "RSU" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, and granted to a Participant pursuant to Section 7 of the Plan. Each restricted stock unit represents an unfunded and unsecured obligation of the Company.

          (v)   "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (w)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     Stock Subject to the Plan.

          (a)   Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded under the Plan is 100,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b)   Lapsed Awards.    If an outstanding Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock and Restricted Stock Units, is forfeited to the Company due to failure to vest, the unpurchased or forfeited Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan will not be returned to the Plan and will not become available for future distribution under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan.

        4.     Options.

          (a)   Administration of Option Grants.

              (i)  All grants of Options to Outside Directors under this Plan will be automatic and nondiscretionary and will be made strictly in accordance with the following provisions;

3

    provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Options for specified periods of time.

             (ii)  No person will have any discretion to determine the number of Shares to be covered by Options.

            (iii)  In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant will be granted under Options to the Outside Directors on a pro rata basis. No further grants will be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (b)   Prohibition Against Repricing.    Subject to the provisions of Section 14 of the Plan, the terms of any Option may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

        5.     Exercise of Options.

          (a)   Procedure for Exercise of an Option; Rights as Stockholder.

              (i)  Any Option granted hereunder will be exercisable at such times as are set forth in Section 8(a) or 9(a), as applicable; provided, however, that no Options will be exercisable until stockholder approval of the Plan in accordance with Section 20 has been obtained.

             (ii)  An Option may not be exercised for a fraction of a Share.

            (iii)  An Option will be deemed to be exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the terms of the Option) from the person entitled to exercise the Option and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholding). Full payment may consist of any consideration and method of payment allowable under Section 12 of the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to any Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

            (iv)  Exercise of an Option in any manner will result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Continuous Status as a Director.    Subject to Section 14, in the event an Participant's status as a Director terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option, but only within 3 months following the date of such termination, and only to the extent that the Participant was entitled to exercise it on the date of such termination (but in no event later than the expiration of its 7 year term). To the extent that the Participant was not entitled to exercise an Option on the date of such termination, and to the

4

  extent that the Participant does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate.

          (c)   Disability of Participant.    In the event Participant's status as a Director terminates as a result of Disability, the Participant may exercise his or her Option, but only within 12 months following the date of such termination, and only to the extent that the Participant was entitled to exercise it on the date of such termination (but in no event later than the expiration of its 7 year term). To the extent that the Participant was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate and the Shares covered by such Option will revert to the Plan.

          (d)   Death of Participant.    If a Participant dies while still a Director, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within 12 months following the date of death, and only to the extent that the Participant was entitled to exercise it on the date of death (but in no event later than the expiration of its 7 year term). To the extent that the Participant was not entitled to exercise an Option on the date of death, and to the extent that the Participant's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate and the Shares covered by such Option will revert to the Plan.

        6.     Restricted Stock.

          (a)   Procedures for Grants.

              (i)  The Board will also have the power to approve the grant of Restricted Stock to Outside Directors under this Plan. All grants of Restricted Stock to Outside Directors under this Plan will be automatic and nondiscretionary and will be made pursuant to a formal policy approved by the Board and strictly in accordance with the following provisions; provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Restricted Stock for specified periods of time.

             (ii)  No person will have any discretion to determine the number of Shares to be covered by Restricted Stock awards.

          (b)   Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an award agreement that will specify the vesting period, the number of Shares granted, and such other terms and conditions as the Board, in its sole discretion, will determine. Unless the Board determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          (c)   Transferability.    Except as provided in this Section 6 or Section 14, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period.

          (d)   Other Restrictions.    The Board, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)   Removal of Restrictions.    Except as otherwise provided in this Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the applicable vesting period or at such other time as the Board may determine.

5

          (f)    Voting Rights.    During the applicable vesting period, Outside Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

          (g)   Dividends and Other Distributions.    During the applicable vesting period, Outside Directors holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless the Board provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)   Return of Restricted Stock to Company.    On the date set forth in the award agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

        7.     Restricted Stock Units.

          (a)   Procedures for Grants.

              (i)  The Board will also have the power to approve the grant of Restricted Stock Units to Outside Directors under this Plan. All grants of Restricted Stock Units to Outside Directors under this Plan will be automatic and nondiscretionary and will be made pursuant to a formal policy approved by the Board and strictly in accordance with the following provisions; provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Restricted Stock Units for specified periods of time.

             (ii)  No person will have any discretion to determine the number of Shares to be covered by Restricted Stock Units.

          (b)   Form and Timing of Payment.    Restricted Stock Units will be settled in Shares, on a one unit for one Share basis. When Shares are paid to the Participant in payment for the Restricted Stock Units, par value ($.001 per share) will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Board but no later than March 15th of the calendar year following the applicable vesting date.

          (c)   Cancellation.    On the date of Participant's termination as a Director, all unvested Restricted Stock Units will be forfeited to the Company.

          (d)   Additional RSU Terms.

              (i)  Company's Obligation to Pay.    Unless and until the Restricted Stock Units have vested in the manner set forth above, the Participant will have no right to payment of such Restricted Stock Units. Prior to actual payment of Shares upon the vesting of any Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation. Payment of any vested Restricted Stock Units will be made in whole Shares.

             (ii)  Rights as Stockholder.    Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the

6

    Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

        8.     First Award

          (a)   First Option Grant.    Each Outside Director will be automatically granted an Option to purchase 8,772 shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive a First Option. The terms of a First Option granted hereunder will be as follows:

              (i)  the term of the First Option will be 7 years.

             (ii)  the First Option will be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 5 and 14.

            (iii)  the exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the First Option.

            (iv)  subject to Section 14, the First Option will become exercisable as to 1/3 of the Shares subject to the First Option each anniversary following its date of grant, so as to become 100% vested on the 3rd anniversary of the date of grant, provided that the Participant continues to serve as a Director on such dates.

        9.     Subsequent Award

          (a)   Subsequent Option Grant.    Each Outside Director will be automatically granted an Option to purchase 3,334 shares ("Subsequent Option") annually on the date of the Annual Meeting, provided that such Outside Director had served as an Outside Director for at least 6 months prior to such Annual Meeting and that he or she continues to be an Outside Director at and immediately following such Annual Meeting. The terms of a Subsequent Option granted hereunder will be as follows:

              (i)  the term of the Subsequent Option will be 7 years.

             (ii)  the Subsequent Option will be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 5 and 14.

            (iii)  the exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

            (iv)  subject to Section 14, the Subsequent Option will become exercisable as to 1/3 of the Shares subject to the Subsequent Option each anniversary following its date of grant, so as t o become 100% vested on the 3rd anniversary of the date of grant, provided that the Participant continues to serve as a Director on such dates.

        10.   Eligibility.    Awards may be granted only to Outside Directors. All Options will be automatically granted in accordance with the terms set forth in Section 4 hereof. All Awards of Restricted Stock and Restricted Stock Units will be granted in accordance with the terms set forth in Sections 6 and 7, respectively.

        The Plan will not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor will it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

7

        11.   Term of Plan.    This Plan is effective as of its approval by the stockholders of the Company at the Company's 2009 Annual Meeting as described in Section 20 of the Plan. It will continue in effect until the tenth anniversary of the Plan's initial effectiveness unless sooner terminated under Section 15 of the Plan.

        12.   Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, will consist of:

            (i)  cash;

           (ii)  check;

          (iii)  other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

          (iv)  net issue exercise, whereby Participant surrenders an Option at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed exercise notice reflecting such election, in which event the Company will issue to the Participant that number of Shares computed using the following formula:

X	=	Y(A - B) A

        Where:

X	=	the number of Shares to be issued to Participant;
Y	=	the number of Shares subject to the Option or, if only a portion of the Option is being exercised, the portion of the Option being cancelled (at the date of such calculation);
A	=	the Fair Market Value of one Share (at the date of such calculation);
B	=	the exercise price per Share of the Option (as adjusted to the date of the calculation);

           (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (vi)  any combination of the foregoing methods of payment.

        13.   Non-Transferability of Awards.    Except as described in the Award Agreements, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Upon any attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of an Award, the Award immediately will become null and void.

        14.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a)   Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration

8

  by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration"; provided, further, that the number of Shares subject to subsequently granted First Options, Subsequent Options, and RSUs will not be proportionately adjusted. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Award.

          (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised or an Award of Restricted Stock or a Restricted Stock Unit has not vested, it will terminate immediately prior to the consummation of such proposed action.

          (c)   Change in Control

              (i)  In the event of a Change in Control, any Awards shall become fully vested and exercisable immediately prior to the close of such transaction. Thereafter, outstanding Awards may be assumed or equivalent Awards may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Award is assumed or substituted for, the Award or equivalent award will continue to be exercisable as provided in Section 8 or 9, as applicable, for so long as the Participant serves as a Director or a director of the Successor Corporation. Thereafter, the Award or award will remain exercisable in accordance with Sections 5(b) through (d) above.

             (ii)  If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Board will notify the Participant that the Option will be fully exercisable for a period of 30 days from the date of such notice, and upon the expiration of such period the Option will terminate.

            (iii)  For the purposes of this Section 14(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, or upon the payout of a Restricted Stock Award or Restricted Stock Unit, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

        15.   Amendment and Termination of the Plan

          (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend, or discontinue the Plan (including the size and timing of Awards granted hereunder), but no amendment, alteration, suspension, or discontinuation will be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company will obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)   Effect of Amendment or Termination.    Any such amendment or termination of the Plan will not affect Awards already granted and such Awards will remain in full force and effect as if this Plan had not been amended or terminated.

9

        16.   Time of Granting of Awards.    The date of grant of an Award will, for all purposes, be the date determined in accordance with Section 4 and 6.

        17.   Conditions Upon Issuance of Shares.

          (a)   Shares will not be issued under any Award unless the issuance and delivery of such Shares pursuant thereto, and in the case of an Option, the exercise of such Option, will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          (c)   Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        18.   Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        19.   Award Agreement.    Awards will be evidenced by written award agreements in such form as the Board will approve.

        20.   Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company at the Company's 2009 Annual Meeting. Such stockholder approval will be obtained in the degree and manner required under Applicable Laws.

        21.   No Guarantee of Continued Service.    The Plan will not confer upon any Participant any rights with respect to continuation of service as a Director or other service provider to the Company or nomination to serve as a Director, nor will it interfere in any way with any rights which the Director of the Company may have to terminate the Director's relationship with the Company at any time.

****

Approved by Aldila, Inc. Board of Directors—March 11, 2009

10

ANNUAL MEETING OF STOCKHOLDERS OF
ALDILA, INC.
May 13, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M13675-P74483

ALDILA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of ALDILA, INC. hereby appoints PETER R. MATHEWSON and ROBERT J. CIERZAN, or either of them, Proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Aldila, Inc., to be held at the Company's corporate office, 14145 Danielson Street, Suite B, Poway, California 92064 on Wednesday, May 13, 2009 at 10:30 a.m. (Pacific Daylight Time), and at any adjournments or postponements thereof, and to vote all shares of stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions below and on the reverse hereof, and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF EACH PERSON NOMINATED FOR ELECTION AS A DIRECTOR AND FOR PROPOSALS 2, 3 AND 4, IF NO INSTRUCTIONS ARE INDICATED.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE,

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

AMERICAN STOCK TRANSFER & TRUST CO LLC 6201 15TH AVENUE BROOKLYN, NY 11219 ATTN: MAIL ROOM/PROXY	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M13674-P74483            KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.        DETACH AND RETURN THIS PORTION ONLY

ALDILA, INC.

The Board of Directors recommends you vote "FOR" the election of Directors and "FOR" Proposals 2, 3 and 4.

For All    ☐                Withhold All    ☐                For All Except    ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Directors
1.	Election of Directors Nominees:
	01) Thomas A. Brand	04) Andrew M. Leitch
	02) Peter R. Mathewson	05) Michael J. Sheldon
03) Bryant R. Riley

Vote on Proposals
2.	Approval of the 2009 Aldila, Inc. Equity Incentive Plan
☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approval of the 2009 Aldila, Inc. Outside Director Equity Plan
☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
☐ FOR ☐ AGAINST ☐ ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Please indicate if you plan to attend this meeting.        Yes  ☐        No  ☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date